Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 18 — Income Taxes

The following represents the components of the Company’s deferred tax assets and liabilities at December 31, 2023 and 2022 the balances were approximately as follows:

	December 31,
	2023	2022
Sec 174 Cost – Domestic and Foreign	$1,320,000	$1,045,000
Net operating Loss – Federal and State	5,686,000	1,292,000
Share-based compensation	1,345,000	—
Depreciation and amortization	656,000	248,000
Credit – State	65,000	71,000
Other, net	(10,000)	2,000
Total deferred tax asset	9,062,000	2,658,000
Less: Valuation Allowance	(9,062,000)	(2,658,000)
Net deferred tax asset	$—	$—

As of December 31, 2023 and 2022, the Company had federal net operating loss carryforwards of approximately $26.1 million and $3.1 million, respectively, which may be available to reduce future taxable income, and may be carried forward indefinitely. At December 31, 2023 and 2022, the Company had approximately $14.3 million and $8.4 million of combined state NOLs respectively, which some expire between 2041 and 2042 and others indefinitely. Section 382 of the Internal Revenue Code (“Section 382”), imposes limitations on a corporation’s ability to utilize its NOL, if it experiences an “ownership change.” The Company has not completed a Section 382 study at this time; however, should a study be completed certain NOLs may be subject to such limitations. Any future annual limitation may result in the expiration of NOLs before utilization. In addition, the Company had California research and development tax credit carryforwards of $82 thousand available to reduce future tax liabilities. These unused research tax credit can be carried forward indefinitely until utilized, respectively.

In accordance with FASB ASC Topic 740, Accounting for Income Taxes, the Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are comprised principally of net operating loss carryforwards. The Company has determined that it is more likely than not that the Company will not recognize the benefits of federal and state deferred tax assets and, as a result, a full valuation allowance of $9.1 million and $2.7 million has been established at December 31, 2023 and 2022, respectively. The valuation allowance increased by $6.4 million during the year ended December 31, 2023.

A reconciliation of income tax (expense) benefit at the statutory federal income tax rate and income taxes as reflected in the financial statements are as follows:

	For the years ended December 31,
	2023	2022
Federal tax expense	21.0%	21.0%
State tax expense, net of federal benefit	0.9%	6.7%
Permanent differences	(8.3)%	(1.0)%
Impact from rate change	(1.2)%	—%
Change in valuation allowance	(11.7)%	(28.1)%
Other difference	(0.7)%	1.4%
	0.0%	0.0%

The Company had no unrecognized tax benefits or related interest and penalties accrued for the years ended December 31, 2023 and 2022.

The Company is subject to U.S. federal income tax and California state income tax. The statute of limitations for assessment by the IRS and state tax authorities is open for the tax years since its inception; currently, no federal or state income tax returns are under examination by the respective taxing authorities.

The Company paid California minimum taxes of $1,945 and $800 for the years ended December 31, 2023 and 2022, respectively.